Exhibit 10.13
SECURITIES ASSIGNMENT AGREEMENT
     This Securities Assignment Agreement (this “Assignment”), dated as of November 2, 2010, is made and entered into by and among LLM Structured Equity Fund L.P., a Delaware limited partnership, LLM Investors L.P., a Delaware limited partnership, and John L. Shermyen, an individual residing at 11715 NW 122 Terrace, Alachua, Florida 32615 (each a “Seller” and collectively, the “Sellers”) and the parties identified on the signature page hereto (each a “Buyer” and collectively, the “Buyers”).
     WHEREAS, on the terms and subject to the conditions set forth in this Assignment, the Sellers wish to assign an aggregate of 45,282 shares (the “Shares”) of common stock (“Common Stock”) of L&L Acquisition Corp. (the “Company”) to the Buyers and the Buyers wish to purchase the Shares from the Sellers.
     NOW, THEREFORE, in consideration of the premises, representations, warranties and the mutual covenants contained in this Assignment, and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
     Section 1. Assignment of Shares. Each Seller hereby assigns that number of Shares set forth opposite such Seller’s name on Exhibit A attached hereto to each Buyer, of which that number of Shares set forth on Exhibit A under the heading “First Tranche Shares” shall be held in escrow until the first anniversary of the Company’s initial business combination and a portion of such First Tranche Shares, as set forth on Exhibit A under the heading “First Tranche Forfeiture Shares” shall be subject to forfeiture by each such Buyer to the extent the underwriters’ over-allotment option (as described in the Company’s registration statement on Form S-1, as amended (File Number 333-168949) (the “Registration Statement”), under the Securities Act of 1933, as amended (the “Act”), relating to an underwritten public offering by the Company (the “Offering”)) is not exercised in full. In addition, that number of Shares set forth on Exhibit A under the heading “Second Tranche Shares” shall be held in escrow and forfeited on the fifth anniversary of the Company’s initial business combination unless, prior to such time, either (x) the last sales price of the Company’s Common Stock equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period or (ii) a transaction is consummated following the Company’s initial business combination in which all stockholders have the right to exchange their Common Stock for cash consideration which equals or exceeds $18.00 per share (as described in the Registration Statement). A portion of such Second Tranche Shares, as set forth on Exhibit A under the heading “Second Tranche Forfeiture Shares” shall be subject to forfeiture by each such Buyer to the extent the underwriters’ over-allotment option is not exercised in full (as described in the Registration Statement). The Buyers have paid to the Sellers $0.0173913 per Share in consideration of the assignment of the Shares, which equals an aggregate amount of Seven Hundred and Eighty Seven Dollars and Fifty One Cents ($787.51) (the “Purchase Price”).
     Section 2. No Conflicts. Each party represents and warrants that neither the execution and delivery of this Assignment by such party, nor the consummation or performance by such party of any of transactions contemplated hereby, will with or without notice or lapse of time, constitute, create or result in a breach or violation of, default under, loss of benefit or right under or acceleration of performance of any obligation required under any agreement to which it is a party.
     Section 3. Investment Representations. Each Buyer represents and warrants, with respect to himself or itself only, as the case may be as follows:
          (a) Such Buyer hereby acknowledges that an investment in the Shares involves certain significant risks. Such Buyer has no need for liquidity in its investment in the Shares for the foreseeable future and is able to bear the risk of that investment for an indefinite period.
          (b) Such Buyer acknowledges and hereby agrees that the Shares will not be transferable under any circumstances unless registered by the Company in accordance with federal and state securities laws or sold in compliance with an exemption under such laws and such transfer complies with all applicable lock-up restrictions on such Buyer (as described in the Registration Statement). Such Buyer further understands that any certificates evidencing the Shares bear a legend referring to the foregoing transfer restrictions.
          (c) Such Buyer also acknowledges and hereby agrees that such Buyer shall return to the Company for cancellation, at no cost, (i) the First Tranche Forfeiture Shares and Second Tranche Forfeiture Shares held by each such Buyer to the extent the underwriters’ over-allotment option (as described in the Registration Statement) is not exercised in full and (ii) its Second Tranche Shares on the fifth anniversary of the Company’s initial business combination unless, prior to such time, either (x) the last sales price of the Company’s Common Stock equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period or (ii) a transaction is consummated following the Company’s initial business combination in which all stockholders have the right to exchange their Common Stock for cash consideration which equals or exceeds $18.00 per share (as described in the Registration Statement).
          (d) The Shares are being acquired solely for such Buyer’s own account, for investment purposes only, and are not being purchased with a view to or for the resale, distribution, subdivision or fractionalization thereof; and such Buyer has no present plans to enter into any contract, undertaking, agreement or arrangement for such resale, distribution, subdivision or fractionalization. Such Buyer has been given the opportunity to (i) ask questions of and receive answers from the Seller and the Company concerning the terms and conditions of the Shares, and the business and financial condition of the Company and (ii) obtain any additional information that the Seller possesses or can acquire without unreasonable effort or expense that is necessary to assist such Buyer in evaluating the advisability of the purchase of the Shares and an investment in the Company. Such Buyer is not relying on any oral representation made by any person as to the Company or its operations, financial condition or prospects. Such Buyer is an “accredited investor” as defined in Regulation D promulgated by the Securities and Exchange Commission under the Act.
     Section 4. Miscellaneous. This Assignment, together with the certificates, documents, instruments and writings that are delivered pursuant hereto, constitutes the entire agreement and understanding of the parties hereto in respect of its subject matter. This Assignment may be executed in two or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument. This Assignment may not be amended, modified or waived as to any particular provision, except by a written instrument executed by all parties hereto. Except as otherwise provided herein, no party hereto may assign either this Assignment or any of its rights, interests, or obligations hereunder without the prior written approval of the other parties.
[SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the undersigned have executed this Securities Assignment Agreement to be effective as of the date first set forth above.

SELLERS:

/s/ John L. Shermyen

John L. Shermyen
Address:	11715 NW 122 Terrace
Alachua, FL 32615

LLM STRUCTURED EQUITY FUND L.P.

By:	LLM Advisors L.P., its General Partner

	By:	LLM Advisors LLC, its General Partner

		By:	LLM Capital Partners LLC, its Manager

			By:	/s/ Frederick S. Moseley, IV

				Name:	Frederick S. Moseley, IV
				Title:	Managing Director
				Address:	265 Franklin Street, 20th Floor
Boston, Massachusetts 02110

LLM INVESTORS L.P.

By:	LLM Advisors L.P., its General Partner

	By:	LLM Advisors LLC, its General Partner

		By:	LLM Capital Partners LLC, its Manager

			By:	/s/ Frederick S. Moseley, IV

				Name:	Frederick S. Moseley, IV
				Title:	Managing Director
				Address:	265 Franklin Street, 20th Floor
Boston, Massachusetts 02110

          IN WITNESS WHEREOF, the undersigned have executed this Assignment Agreement to be effective as of the date first set forth above.

BUYERS:

/s/ Diane M. Daych

Diane M. Daych
Address:	20 Park Avenue
Madison, CT 06443

/s/ Mitchell Eisenberg

Mitchell Eisenberg
Address:	3321 SW 58th Street
Fort Lauderdale, FL 33312

/s/ Alan R. Hoops

Alan R. Hoops
Address:	9 Rim Ridge
Newport Coast, CA 92657

Exhibit A

Sellers	Buyers
LLM Structured Equity Fund L.P.	Alan R. Hoops — 12,938 Diane M. Daych — 8,849
LLM Investors L.P.	Diane M. Daych — 854
John L. Shermyen	Diane M. Daych — 9,703 Mitchell Eisenberg — 12,938

				Second
		First Tranche		Tranche
	First Tranche	Forfeiture	Second	Forfeiture
Buyers	Shares	Shares	Tranche Shares	Shares
Diane M. Daych	8,625	1,125	10,781	1,406
Mitchell Eisenberg	5,750	750	7,188	938
Alan R. Hoops	5,750	750	7,188	938
Total	20,125	2,625	25,157	3,282